Tredegar
CORPORATION

2013 Annual Financial Results

February 2014

Forward-Looking Statements

Certain statements contained in this presentation are forward-looking statements. Pursuant to federal securities regulations, we have set forth cautionary statements relating to those forward-looking statements in our Annual Report on Form 10-K for the year ended December 31, 2012, in our Quarterly Reports on Form 10-Q for the quarter ended September 20, 2013 and other filings with the Securities and Exchange Commission. We urge readers to review and carefully consider these cautionary statements and the other disclosures we make in our filings with the SEC.

This presentation contains non-GAAP financial measures that are not determined in accordance with United States GAAP. These non-GAAP financial measures should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with United States GAAP. A reconciliation of those financial measures to United States GAAP financial measures is included under “Supplemental Information” in this presentation and is available on the company’s website at www.tredegar.com under “Investors”.

The report speaks as of the date thereof. Tredegar is not, and should not be deemed to be, updating or reaffirming any information contained therein. We do not undertake, and expressly disclaim any duty, to update any forward-looking statements made in this presentation to reflect any change in management’s expectations or any change in conditions, assumptions or circumstances on which such statements are based.

Tredegar CORPORATION

Diversified, Global Manufacturer:
Film Products, Bonnell Aluminum

- Superior manufacturing capabilities and track record
- Well positioned for future growth in attractive markets
- Expanding profitable revenue streams while reducing customer and market concentration
- Strong financial position
- Actively returning capital to shareholders

Tredegar CORPORATION

Our Strategy

With deep manufacturing roots, Tredegar began executing a focused strategy in 2010:

- To accelerate profitable growth while reducing customer and market concentration
  - Stabilize and grow core businesses
  - Make acquisitions and investments in capacities and capabilities

Since 2010, we have made strategic acquisitions, invested in new capacity and launched new products to strengthen our competitive position in key markets that offer significant long-term growth opportunities.

Our Progress: 2010 – 2013 Highlights

Acquisitions and Capacity Expansions

Growth Opportunity	Investment
Growth of middle class in emerging markets; product innovation in an adjacent technology	• Terphane acquisition (2011) and expansion (2013-14)
Growth of industrial and specialty markets	• AACOA acquisition (2012)
Rapid adoption of energy-efficient lighting	• Bright View acquisition (2010)
Emerging market growth for personal care products	• Pune, India plant opening (2010) and expansion (2014) • Brazil expansion (2013)
Electronics and display growth (increasing demand for higher quality)	• Guangzhou expansion for surface protection (2014-15)

Tredegar CORPORATION

Our Progress: 2010 – 2013 Highlights

New Products and Capabilities

Growth Opportunity	Product Area
Global growth of diapers	• High performance elastics
Fuel efficiency standards increasing aluminum content in autos	• Automotive extrusions
New technologies and growth for mobile devices	• Ultra high-quality surface protection films (*Forcefield Pearl™*)
Growth in industrial and specialty markets in aluminum extrusions	• Fabrication capabilities – aluminum extrusions
Aging baby boomers in developed markets	• Upgrades for adult incontinence products
Rapid adoption of energy-efficient lighting	• Highly reflective films for optical management products

Tredegar CORPORATION

Our Progress: 2010 – 2013 Highlights

- More than $85 million in dividends paid and share repurchases

Financial Results[1]

- Net Sales up over 29%
- EPS from Ongoing Operations up over 30%
- Reduced customer and market concentration
- Return on Invested Capital (ROIC) of 9.4%

[1] *See Supplemental Information and GAAP Reconciliation below for additional detail and reconciliation of non-GAAP financial measures.*

Tredegar CORPORATION

Tredegar 2013 Overview

- Year-over-year Net Sales and Operating Profit for Ongoing Operations increase
- Volume rebounds in personal care and surface protection
- Market challenges in building & construction and flexible packaging
- Successful integration of AACOA
- Significant progress on growth initiatives:
  - New capacity projects in Film Products and Bonnell
  - New products introduced:
    - Elastics and adult incontinence enhancements
    - New surface protection technology
    - Reflective films for optical management products

Tredegar CORPORATION

Tredegar Corporation

2013 EPS from Ongoing Operations

EPS from Ongoing Operations*


$0.30
$0.27
$1.20
$1.15
2012
2013
2012
2013
4Q
FY

Performance Drivers:

- Segment Operating Profit from Ongoing Operations flat for the fourth quarter; up 13% for the full year
- Non-cash Pension Expense up $1.4MM for the fourth quarter; $5.6MM for the full year
- Corporate expenses for the full year related to 13D filing was $1.4MM
- The 2013 effective tax rate for Income from Ongoing Operations at 31% vs. 26% in 2012; geographic income mix

** See Note 3 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.*

Film Products

2013 Fourth Quarter and Full Year Results

Net Sales[1]



$ Millions
$153
$151
$612
$621
2012
2013
4Q
2012
2013
FY

Operating Profit from Ongoing Ops[2]



$ Millions
$20
$16
$70
$71
2012
2013
4Q
2012
2013
FY

Fourth Quarter

- Lower net sales and operating profit driven primarily by flexible packaging

Full Year

- Net Sales up; surface protection and personal care films volume up
- Full year operating profit up $1 million
  - Surface protection and personal care films volume up
  - Favorable product mix and foreign exchange
  - Lower pricing on flexible packaging and overwrap films
  - Operational challenges in flexible packaging

[1] *See Note 1 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.*
[2] *See Note 6 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.*

Tredegar CORPORATION

Bonnell Aluminum

2013 Fourth Quarter and Full Year Results

Net Sales[1]

$ Millions



$73
$73
$245
$309
2012
2013
2012
2013
4Q
FY

Operating Profit from Ongoing Ops[2]

$ Millions



$2
$6
$9
$18
2012
2013
2012
2013
4Q
FY

Fourth Quarter

- Net Sales flat
- Improved operating profit:
  - Favorable volume, mix and synergies from AACOA
  - Favorable pricing on value-add services
  - Lower spending for supplies & maintenance and SG&A

Full Year

- Net Sales up with the addition of AACOA in 4Q 2012
- Improved operating profit:
  - Favorable volume, mix and synergies from AACOA
  - Cost savings – Kentland shutdown (2012)

[1] *See Note 1 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.*
[2] *See Note 6 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.*

Tredegar CORPORATION

Tredegar Corporation

Other 2013 Financial Highlights

$ Millions, except percentages

Cash Flows from Operations	$77
Dividends Paid	$9
Quarterly Dividend Growth (Y/Y)	16%
Net Debt[1]	$86
Total Debt to Adjusted EBITDA[2]	1.39x
Net Debt to Total Capitalization[1]	18%
ROIC[1]	9.4%

[1] See notes in Supplemental Information for more information and a reconciliation of these non-GAAP financial measures.

[2] As defined under Tredegar's credit agreement. See Tredegar's 2013 annual report on Form 10-K (pages 28-29) for more information on this non-GAAP financial measure.

Tredegar CORPORATION

Tredegar Corporation
Market Drivers and Growth Trends

- **Growth of middle class in emerging markets**
  - Global market growth for absorbent products of 4% year expected through 2017[1]:
    - Feminine hygiene +4%[1]
    - Baby diapers + 5%[1]
- **Aging baby-boomers consuming retail adult incontinence products**
  - Global market for adult incontinence expected to grow 8% through 2017[1]
- **Electronics and display market is expanding with strong growth in tablet and smartphone segments**
  - Global flat panel display market expected to grow 6% per year from 2013 through 2017[2]
  - Tablet and smartphone shipments expected to grow 16% per year from 2013 through 2017[2]

[1] Price Hanna Consultants, *Global Outlook Report for Hygiene Absorbent Products*, February 2013
[2] NPD DisplaySearch, *U.S. Flat Panel Display Conference*, March 2013

Tredegar Corporation
Market Drivers and Growth Trends

- **Growing aluminum content in vehicles driven by new fuel efficiency**
  - Automotive aluminum extrusion demand expected to grow 38% from 2012 to 2017[1]
- **Packaging innovation and economic development driving increased flexible packaging demand in Latin America**
  - PET films demand forecasted to grow 6% per year from 2014 to 2017[2]
- **Rapid adoption of LED lighting and emphasis on energy-efficiency**
  - LED lighting market projected to grow over 30% per year through 2016[3]
- **Nonresidential building and construction recovery opportunity**
  - 4.5% growth in 2014 over 2013[4]

[1] Ducker Worldwide, *Ducker Worldwide Analysis Report*, August 2012
[2] PCI Films Consulting Ltd., *"World Market for BOPET Films to 2017"*, January 2013
[3] PwC, "The LED Industry", October 2012
[4] FMI, *2014 Forecast*

Tredegar 2014 Outlook

- Year-over-year volume growth in Film Products and Bonnell
- Momentum in Film Products volume in second half of year
- Market challenges continue in flexible packaging
- Key capital projects to start up this year:
  - Automotive press (1Q14)
  - Flexible packaging line in Brazil (2Q14)
  - Personal care expansion in India (4Q14)
- Modest growth in construction markets

Tredegar CORPORATION

Outlook

Performance Targets[1]

	2014	2016[2]
Film Products		
• **Volume Growth**	2%	5%
• Surface Protection: New technologies for high-end TVs, tablets and smartphones • Flexible Packaging: New capacity begins to ramp up in the first half of 2014 • Personal Care: Growth (primarily from emerging markets) mitigated by impact of loss of P&G baby care elastics		
• **EBITDA Margins**	16%	18%
Bonnell Aluminum		
• **Volume Growth**	9%	6%
• Low single digit growth expected in nonresidential building and construction market • Automotive capacity scheduled to come on line in the first quarter of 2014		
• **EBITDA Margins**	9%	10%
Tredegar ROIC	8-9%	11-12%

[1] Represents management's long-term estimates prepared using data from industry publications and its market knowledge and experience. Management's estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results.

[2] Three year CAGR (2013 – 2016) for Film Products and Bonnell volume targets

Tredegar CORPORATION

Diversified, Global Manufacturer:

Film Products, Bonnell Aluminum

- Superior manufacturing capabilities and track record
- Well positioned for future growth in attractive markets
- Expanding profitable revenue streams while reducing customer and market concentration
- Strong financial position
- Actively returning capital to shareholders

Tredegar CORPORATION

Tredegar CORPORATION



Supplemental Information

Tredegar is Well Positioned for Future Success

Strategy	➤ Leverage core manufacturing capabilities to accelerate profitable growth ➤ Increase market share while diversifying customer base and expanding product offerings ➤ Pursue adjacent acquisitions as part of growth and diversification strategy ➤ Continue to derive benefits from previously executed strategic acquisitions
Market Drivers	➤ Growth for personal care products occurring in emerging markets as new users enter market and aging baby-boomers consume retail adult incontinence products ➤ Electronics and display market is expanding with strong growth in tablet and smartphone segments of electronics and display ➤ Packaging innovation and economic development driving increased flexible packaging demand in Latin America ➤ Nonresidential building and construction recovery opportunity ➤ Growing aluminum content in vehicles, driven by new CAFE standards, expected to outpace overall growth rate of automobiles in auto industry
Business Performance	➤ Strong cash from operations performance and solid balance sheet provide flexibility to invest in business while simultaneously returning cash to shareholders ➤ Leading technology, superior quality and service reliability have allowed Tredegar to build leadership positions in each of its core markets
Recent Investments	➤ Committed over $390MM for acquisitions and expansion projects from 2010 to 2013 ➤ Expanding production capabilities and product offerings in emerging markets, including India, China and Brazil ➤ Committed resources to facilitate growth of automotive and other end markets for aluminum extrusions
Management Team	➤ Management Team has led the company to measurable success since the beginning of 2010 ➤ 115 years of combined successful industry experience

Financial Summary

Annual Historical Financials

Net Sales[1] ($MM)



$1,200
$900
$600
$300
$0
$633
$720
$776
$857
$931
2009
2010
2011
2012
2013

Adjusted EBITDA[2] ($MM)



$150
$100
$50
$0
$84
$90
$92
$104
$103
2009
2010
2011
2012
2013

Earnings Per Share from Ongoing Ops[3] ($)



$1.50
$1.00
$0.50
$0.00
$.85
$.88
$.87
$1.20
$1.15
2009
2010
2011
2012
2013

Adjusted EBITDA less CapEx[2] ($MM)



$100
$80
$60
$40
$20
$0
$50
$69
$76
$70
$23
2009
2010
2011
2012
2013

Results include Terphane subsequent to the acquisition date of 10/24/11; Bright View subsequent to the acquisition date of 2/3/10; and AACOA subsequent to the acquisition date of 10/1/12.

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Information for more information on this non-GAAP financial measure.*

[2] *See Note 2 in Supplemental Information for more information on this non-GAAP financial measure. See Capital Expenditures Summary on page 30.*

[3] *Diluted earnings per share from ongoing operations. See Note 3 in Supplemental Information for more information on this non-GAAP financial measure.*

Select Financial Performance

Segment Adjusted EBITDA[1] , Ongoing Operations ($MM)



Film Products
Bonnell Aluminum
98
1
97
106
5
101
108
12
96
126
17
109
134
28
106

	2009	2010	2011	2012	2013
Combined Segment Adj. EBITDA[1] Margin %:	15.5%	14.7%	13.9%	14.7%	14.4%
Films Adj. EBITDA[1] Margin %:	21.3%	19.4%	17.9%	17.8%	17.1%
Bonnell Adj. EBITDA[1] Margin %:	0.6%	2.5%	4.9%	6.8%	8.9%

Film Products reflects inclusion of Terphane subsequent to the acquisition date of 10/24/11 and Bright View subsequent to the acquisition date of 2/3/10, and Bonnell Aluminum reflects inclusion of AACOA subsequent to the acquisition date of 10/1/12.

[1]*Segment Adjusted EBITDA excludes corporate overhead expense. See Note 2 in Supplemental Information for more information on this non-GAAP financial measure.*

Financial Summary – Film Products

Annual Historical Financials

Net Sales[1] ($MM)


$800
$600
$400
$200
$0
$455
$521
$536
$612
$621
2009
2010
2011
2012
2013

Adjusted EBITDA[2] ($MM)


$120
$80
$40
$0
$97
$101
$96
$109
$106
2009
2010
2011
2012
2013

Volume (lbs. MM)


300
250
200
150
100
50
0
207
221
219
270
270
2009
2010
2011
2012
2013

Adjusted EBITDA less CapEx[2] ($MM)


$100
$80
$60
$40
$20
$0
$85
$85
$83
$79
$41
2009
2010
2011
2012
2013

Reflects inclusion of Terphane subsequent to acquisition date of 10/24/11 and Bright View subsequent to acquisition date of 2/3/10.

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Information for more information on this non-GAAP financial measure.*

[2] *See Note 2 in Supplemental Information for more information on this non-GAAP financial measure. See Capital Expenditures Summary on page 30.*

Tredegar CORPORATION

Film Products

Net Sales and Operating Profit from Ongoing Operations

($MM)



$523
$455
$521
$536
$612
$621
$54
$64
$67
$60
$70
$71
2008
2009
2010
2011
2012
2013
Operating Profit from Ongoing Operations 2
Net Sales 1

Reflects inclusion of Terphane subsequent to acquisition date of 10/24/11 and Bright View subsequent to acquisition date of 2/3/10.

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Information for more information on this non-GAAP financial measure.*
[2] *See Note 6 in Supplemental Information for more information on this non-GAAP financial measure.*

Tredegar CORPORATION

Film Products

Sales by Region

Net Sales[1] by Region – 2010 and 2013



($521MM Net Sales in 2010)
5%
20%
51%
19%
($621MM Net Sales in 2013)
18%
44%
19%
19%
North America
Europe
Asia
Latin America

Addition of flexible packaging in late 2011 has broadened our product portfolio and strengthened our presence in Latin America

Reflects inclusion of Terphane subsequent to acquisition date of 10/24/11.

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Information for more information on this non-GAAP financial measure.*

Tredegar CORPORATION

Film Products

Sales by Major Product Category

Net Sales[1] by Major Product Category - 2010 and 2013


($521MM Net Sales in 2010)
($621MM Net Sales in 2013)
3%
12%
32%
16%
6%
31%
2%
9%
30%
15%
20%
4%
20%
Personal Care-Feminine Hygiene
Personal Care-Baby Diaper
Personal Care-Adult Incontinence
Flexible Packaging
Surface Protection
Overwrap Films
Films for Other Markets

Addition of flexible packaging in late 2011 has broadened our product portfolio and reduced our market concentration in personal care

Reflects inclusion of Terphane subsequent to acquisition date of 10/24/11.

[1] Net sales represent sales less freight. See Note 1 in Supplemental Information for more information on this non-GAAP financial measure.

Financial Summary – Bonnell Aluminum

Annual Historical Financials

Net Sales[1] ($MM)



$400
$300
$200
$100
$0
$178
$200
$240
$245
$309
2009
2010
2011
2012
2013

Adjusted EBITDA[2] ($MM)



$30
$20
$10
$0
$1
$5
$12
$17
$28
2009
2010
2011
2012
2013

Volume (lbs. MM)



150
100
50
0
92
95
108
115
144
2009
2010
2011
2012
2013

Adjusted EBITDA less CapEx[2] ($MM)



$20
$10
$0
-$10
-$20
-$30
-$21
$1
$9
$14
$13
2009
2010
2011
2012
2013

Reflects inclusion of AACOA subsequent to acquisition date of 10/1/12.

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Information for more information on this non-GAAP financial measure.*

[2] *See Note 2 in Supplemental Information for more information on this non-GAAP financial measure. See Capital Expenditures Summary on page 30.*

Bonnell Aluminum

Net Sales and Operating Profit from Ongoing Operations

($MM)


$340
$178
$200
$240
$245
$309
$10
($7)
($4)
$3
$9
$18
2008
2009
2010
2011
2012
2013
Operating Profit from Ongoing Operations[2]
Net Sales[1]

Reflects inclusion of AACOA subsequent to acquisition date of 10/1/12.

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Information for more information on this non-GAAP financial measure.*

[2] *See Note 6 in Supplemental Information for more information on this non-GAAP measure.*

Tredegar CORPORATION

Bonnell Aluminum

Volume by End Market

Volume by End Market – 2010 and 2013

(95MM pounds in 2010)


1%
2%
5%
2%
8%
14%
68%

(144MM pounds in 2013)


4%
7%
4%
12%
6%
7%
60%

- Building and Construction, Nonresidential
- Transportation (includes automotive)
- Distribution
- Electrical
- Building and Construction, Residential
- Consumer Durables
- Machinery and Equipment

Acquisition of AACOA in late 2012 adds fabrication capabilities and provides opportunity to grow in non-construction end markets such as transportation, consumer durables and machinery and equipment

Volume reflects inclusion of AACOA subsequent to acquisition date of 10/1/12.

Tredegar CORPORATION

Tredegar Corporation

Debt Capital Structure and Liquidity Measures

($MM)	December 31, 2013
Total Debt	$139.0
Cash and Cash Equivalents	$52.6
Net Debt[1]	$86.4
Shareholders' Equity	$402.7
Total Indebtedness-to-Adjusted EBITDA[2]	1.39x
Net Debt-to-Capitalization[3]	18%

[1] *See Note 4 in Supplemental Information for more information on this non-GAAP financial measure.*
[2] *As defined under Tredegar's credit agreement. See Tredegar's 2013 annual report on Form 10-K (pages 28-29) for more information on this non-GAAP financial measure.*
[3] *See Note 5 in Supplemental Information for more information on this non-GAAP financial measure.*

Tredegar CORPORATION

Tredegar Corporation

Financial Highlights: Capital Expenditures

($MM)						
Capital Expenditures	**2009**	**2010**	**2011**	**2012**	**2013**	**2014 Projection[2]**
Film Products	11.5	15.8	13.1	30.5	64.9	50.0
Bonnell Aluminum	22.5	4.3	2.7	2.3	14.7	10.0
Corporate	0.1	0.2	0.1	0.4	0.1	-
Total	34.1	20.4	15.9	33.3	79.7	60.0
% Net Sales[1]	*5.3%*	*2.8%*	*2.0%*	*3.8%*	*8.6%*	

2013 spending included expenditures of $41MM for Films Products' flexible packaging capacity expansion in Brazil and $11.5 MM for Bonnell Aluminum's expansion project in Newnan, GA to primarily serve automotive market.

[1] Net sales represent sales less freight. See Note 1 in Supplemental Information for more information on this non-GAAP financial measure.
[2] Represents management's current expectation, which is subject to change.

Tredegar CORPORATION

GAAP Reconciliations

Supplemental Information

Notes

Tredegar acquired Bright View Technologies Corporation on February 3, 2010, and its operations were incorporated into Film Products effective January 1, 2012. Prior year balances have been revised to conform with the current year presentation.

Film Products results include the acquisition of Terphane Holdings LLC on October 24, 2011. Bonnell Aluminum results include the acquisition of AACOA, Inc. on October 1, 2012.

Notes:

1. Net sales represent sales less freight. Net sales is a financial measure that is not calculated in accordance with U.S. generally accepted accounting principles (U.S. GAAP), and it is not intended to represent sales as defined by U.S. GAAP. Net sales is a key measure used by the chief operating decision maker of each segment for purposes of assessing performance. A reconciliation of net sales to sales is shown below:

(In millions)						4th Quarter	
	2009	2010	2011	2012	2013	2012	2013
Film Products	$455.0	$520.8	$535.5	$611.9	$621.2	$152.7	$151.4
Aluminum Extrusions	177.5	199.6	240.4	245.5	309.5	72.9	73.2
Total net sales	**632.5**	**720.4**	**775.9**	**857.4**	**930.7**	**225.6**	**224.6**
Add back freight	16.1	17.8	18.5	24.8	28.6	7.4	6.5
Sales as shown in consolidated statements of income	**$648.6**	**$738.2**	**$794.4**	**$882.2**	**$959.3**	**$233.0**	**$231.1**

2. Adjusted EBITDA represents net income (loss) from continuing operations before interest, taxes, depreciation, amortization, unusual items, goodwill impairments, gains or losses associated with plant shutdowns, asset impairments and restructurings, gains or losses from the sale of assets, investment write-downs or write-ups, charges related to stock option awards accounted for under the fair value-based method and other items. Adjusted EBITDA is a non-GAAP financial measure that is not intended to represent net income (loss) or cash flow from operations as defined by U.S. GAAP and should not be considered as either an alternative to net income (loss) (as an indicator of operating performance) or to cash flow (as a measure of liquidity). Tredegar uses Adjusted EBITDA as a measure of unlevered (debt-free) operating cash flow.

   We also use it when comparing relative enterprise values of manufacturing companies and when measuring debt capacity. When comparing the valuations of a peer group of manufacturing companies, we express enterprise value as a multiple of Adjusted EBITDA. We believe Adjusted EBITDA is preferable to operating profit and other GAAP measures when applying a comparable multiple approach to enterprise valuation because it excludes the items noted above, measures of which may vary among peer companies.

   A reconciliation of ongoing operating profit (loss) from continuing operations to Adjusted EBITDA is shown on the next page. Amounts relating to corporate overhead for the prior years have been reclassified to conform with the current year's presentation. Adjusted EBITDA for Aluminum Extrusions in 2012 includes an adjustment of $2.4 million for accelerated depreciation associated with the shutdown of its manufacturing facility in Kentland, IN. Accelerated depreciation associated with the shutdown of the Kentland manufacturing facility was excluded from operating profit from ongoing operations. This amount has therefore been subtracted from the amount of depreciation expense added back in calculating Adjusted EBITDA.

Tredegar CORPORATION

Supplemental Information

Notes

Notes (continued):

	Film Products	Aluminum Extrusions	Total
2013			
Operating profit (loss) from ongoing operations	$ 71.0	$ 18.3	$ 89.3
Add back depreciation & amortization	35.3	9.2	44.5
Adjusted EBITDA before corporate overhead (a)	106.3	27.5	133.8
Corporate overhead	-	-	(31.3)
Adjusted EBITDA (c)	$ 106.3	$ 27.5	$ 102.5
Net sales (b)	$ 621.2	$ 309.5	$ 930.7
Adjusted EBITDA margin [(a) / (b)]	17.1%	8.9%	14.4%
Capital expenditures (d)	$ 64.9	$ 14.7	$ 79.6
Adjusted EBITDA less capital expenditures [(c) - (d)]	41.4	12.8	22.9
2012			
Operating profit (loss) from ongoing operations	$ 70.0	$ 9.0	$ 79.0
Add back depreciation & amortization	39.2	10.0	49.2
Less accelerated depreciation associated with plant shutdown		(2.4)	(2.4)
Adjusted EBITDA before corporate overhead (a)	109.2	16.6	125.8
Corporate overhead	-	-	(22.3)
Adjusted EBITDA (c)	$ 109.2	$ 16.6	$ 103.5
Net sales (b)	$ 611.9	$ 245.5	$ 857.4
Adjusted EBITDA margin [(a) / (b)]	17.8%	6.8%	14.7%
Capital expenditures (d)	$ 30.5	$ 2.3	$ 33.3
Adjusted EBITDA less capital expenditures [(c) - (d)]	78.7	14.3	70.2
2011			
Operating profit (loss) from ongoing operations	$ 59.5	$ 3.5	$ 63.0
Add back depreciation & amortization	36.3	8.3	44.6
Adjusted EBITDA before corporate overhead (a)	95.8	11.8	107.6
Corporate overhead	-	-	(15.5)
Adjusted EBITDA (c)	$ 95.8	$ 11.8	$ 92.1
Net sales (b)	$ 535.5	$ 240.4	$ 775.9
Adjusted EBITDA margin [(a) / (b)]	17.9%	4.9%	13.9%
Capital expenditures (d)	$ 13.1	$ 2.7	$ 15.9
Adjusted EBITDA less capital expenditures [(c) - (d)]	82.7	9.1	76.2
2010			
Operating profit (loss) from ongoing operations	$ 66.7	$ (4.2)	$ 62.5
Add back depreciation & amortization	34.4	9.1	43.5
Adjusted EBITDA before corporate overhead (a)	101.1	4.9	106.0
Corporate overhead	-	-	(16.2)
Adjusted EBITDA (c)	$ 101.1	$ 4.9	$ 89.8
Net sales (b)	$ 520.8	$ 199.6	$ 720.4
Adjusted EBITDA margin [(a) / (b)]	19.4%	2.5%	14.7%
Capital expenditures (d)	$ 15.8	$ 4.3	$ 20.4
Adjusted EBITDA less capital expenditures [(c) - (d)]	85.3	0.6	69.4
2009			
Operating profit (loss) from ongoing operations	$ 64.4	$ (6.5)	$ 57.9
Add back depreciation & amortization	32.4	7.6	40.0
Adjusted EBITDA before corporate overhead (a)	96.8	1.1	97.9
Corporate overhead	-	-	(13.9)
Adjusted EBITDA (c)	$ 96.8	$ 1.1	$ 84.0
Net sales (b)	$ 455.0	$ 177.5	$ 632.5
Adjusted EBITDA margin [(a) / (b)]	21.3%	0.6%	15.5%
Capital expenditures (d)	$ 11.5	$ 22.5	$ 34.1
Adjusted EBITDA less capital expenditures [(c) - (d)]	85.3	(21.4)	49.9

Supplemental Information

Notes

Notes (continued):

3. The after-tax effects of losses associated with plant shutdowns, asset impairments and restructurings and gains or losses from the sale of assets and other items (which includes unrealized gains and losses for an investment accounted for under the fair value method) have been presented separately and removed from income (loss) and earnings (loss) per share from continuing operations as reported under U.S. GAAP to determine Tredegar's presentation of net income and earnings per share from ongoing operations. Net income and earnings per share from ongoing operations are key financial and analytical measures used by Tredegar to gauge the operating performance of its ongoing operations. They are not intended to represent the stand-alone results for Tredegar's ongoing operations under GAAP and should not be considered as an alternative to net income or earnings per share from continuing operations as defined by U.S. GAAP. They exclude items that we believe do not relate to Tredegar's ongoing operations. A reconciliation is shown below:

(in millions, except per share data)	2009	2010	2011	2012	2013	Fourth Quarter 2012	Fourth Quarter 2013
Net income (loss) from continuing operations as reported under U.S. GAAP	$ (1.4)	$ 26.8	$ 28.5	$ 43.2	$ 35.9	$ 13.9	$ 9.4
After tax effects of:							
(Gains) losses associated with plantt shutdowns, asset impairments and restructurings	2.4	0.9	1.2	3.2	0.9	0.9	0.4
(Gains) losses from sale of assets and other	(2.7)	1.0	(1.8)	(7.9)	0.5	(5.1)	(1.0)
Goodwill impairment relating to aluminum extrusions business	30.6	-	-	-	-	-	-
Net income from ongoing operations	$ 28.9	$ 28.7	$ 27.9	$ 38.5	$ 37.3	$ 9.7	$ 8.8
Earnings (loss) from continuing operations per share under GAAP (diluted)	$ (0.04)	$ 0.82	$ 0.89	$ 1.34	$ 1.10	$ 0.43	$ 0.29
After tax effects of:							
(Gains) losses associated with plantt shutdowns, asset impairments and restructurings	0.07	0.03	0.04	0.10	0.03	0.03	0.01
(Gains) losses from sale of assets and other	(0.08)	0.03	(0.06)	(0.24)	0.02	(0.16)	(0.03)
Goodwill impairment relating to aluminum extrusions business	0.90	-	-	-	-	-	-
Earnings per share from ongoing operations (diluted)	$ 0.85	$ 0.88	$ 0.87	$ 1.20	$ 1.15	$ 0.30	$ 0.27

Supplemental Information

Notes

Notes (continued):

4. Net debt is a non-GAAP financial measure that is not intended to represent debt as defined by GAAP, but is utilized by management in evaluating financial leverage and equity valuation. A calculation of net debt is shown below:

(In millions)		December 31, 2013
Debt	$	139.0
Less: Cash and cash equivalents		(52.6)
Net debt	$	86.4

5. Net debt-to-capitalization is a non-GAAP financial measure that is used by management in evaluating financial leverage and equity valuation. The calculation is Net Debt divided by Total Capitalization. A reconciliation of net debt-to-capitalization is shown below:

(In millions except percentages)		December 31, 2013
Net debt (see note 4) (a)	$	86.4
Shareholders' equity (b)		402.6
Net debt-to-capitalization [(a) / (a+b)]		18%

Supplemental Information
Notes

Notes (continued):

6. Operating profit from ongoing operations is used by management to assess profitability. A reconciliation of operating profit from ongoing operations to net income is show below:

Operating profit (loss): (in thousands)	2009	2010	2011	2012	2013	Fourth Quarter 2012	Fourth Quarter 2013
Film Products:							
Ongoing operations	$ 64,379	$ 66,718	$ 59,493	$ 69,950	$ 70,966	$ 19,951	$ 15,615
Plant shutdowns, asset impairments and restructurings, gain from sale of assets and other items	(1,846)	(758)	(6,807)	(109)	(671)	1,770	(307)
Aluminum Extrusions:							
Ongoing operations	(6,494)	(4,154)	3,457	9,037	18,291	1,688	5,940
Goodwill Impairment charge	(30,559)	-	-	-	-	-	-
Plant shutdowns, asset impairments and restructurings, gain from sale of assets and other items	(639)	493	58	(5,427)	(2,748)	(2,213)	(1,790)
AFBS (formerly Therics):							
Gain on sale of investments in Theken Spine and Therics, LLC	1,968	-	-	-	-	-	-
Total	26,809	62,299	56,201	73,451	85,838	21,196	19,458
Interest income	806	709	1,023	418	594	81	287
Interest expense	783	1,136	1,926	3,590	2,870	858	738
Gain on sale of corporate assets	404	-	-	-	-	-	-
Unrealized loss on investment property	-	-	-	-	(1,018)	-	-
Gain (loss) from an investment accounted for under the fair value method	5,100	(2,200)	1,600	16,100	3,400	7,100	3,300
Stock option-based compensation costs	1,692	2,064	1,940	1,432	1,155	285	296
Corporate expenses,net	13,334	17,118	16,169	23,443	31,857	6,383	7,799
Income (loss) from continuing operations before income taxes	17,310	40,490	38,789	61,504	52,932	20,851	14,212
Income taxes	18,663	13,649	10,244	18,319	16,995	7,001	4,810
Income (loss) from continuing operations	(1,353)	26,841	28,545	43,185	35,937	13,850	9,402
Income (loss) from discontinued operations, net of tax	-	186	(3,690)	(14,934)	(13,990)	(3,377)	-
Net income (loss)	$ (1,353)	$ 27,027	$ 24,855	$ 28,251	$ 21,947	$ 10,473	$ 9,402

Tredegar CORPORATION

Supplemental Information
Notes

Notes (continued):

7. The pre-tax and after-tax effects of losses associated with plant shutdowns, asset impairments and restructurings and gains or losses from the sale of assets and other items (which includes unrealized gains and losses for an investment accounted for under the fair value method) have been presented separately and removed from income (loss) from continuing operations as reported under U.S. GAAP to determine Tredegar's presentation of net income from ongoing operations. Net income from ongoing operations is a key financial and analytical measure used by Tredegar to gauge the operating performance of its ongoing operations. It is not intended to represent the stand-alone results for Tredegar's ongoing operations under GAAP and should not be considered as an alternative to net income from continuing operations as defined by U.S. GAAP. It excludes items that we believe do not relate to Tredegar's ongoing operations. A reconciliation of the pre-tax and post-tax balances attributed to net income from ongoing operations for the years ended December 31, 2013 and 2012 are shown below in order to show its impact upon the effective tax rate:

(in millions)

	Pre-Tax (a)	Taxes (b)	After-Tax	Effective Tax Rate (b)/(a)
Year Ended December 31, 2013				
Net income (loss) from continuing operations as reported under U.S. GAAP	$ 52.9	$ 17.0	$ 35.9	32%
After tax effects of				
(Gains) losses associated with plant shutdowns, asset impairments and restructurings	1.4	0.5	0.9	
(Gains) losses from sale of assets and other	0.1	(0.4)	0.5	
Net income from ongoing operations	$ 54.4	$ 17.1	$ 37.3	31%
Year Ended December 31, 2012				
Net income (loss) from continuing operations as reported under U.S. GAAP	$ 61.5	$ 18.3	$ 43.2	30%
After tax effects of				
(Gains) losses associated with plant shutdowns, asset impairments and restructurings	5.1	1.9	3.2	
(Gains) losses from sale of assets and other	(14.5)	(6.6)	(7.9)	
Net income from ongoing operations	$ 52.1	$ 13.6	$ 38.5	26%

Tredegar CORPORATION

Supplemental Information

Notes

Notes (continued):

8. Return on invested capital (ROIC) is defined by Tredegar as Adjusted Net Income from Ongoing Operations divided by average Invested Capital where the individual components are defined as follows:

Adjusted Net Income from Ongoing Operations equals:

	Income from Ongoing Operations (as previously defined and reconciled in Note 3)
Plus	Pension expense excluding service costs, net of taxes
Plus	Interest expense, net of tax

Average Invested Capital is the average of the beginning and ending Invested Capital balance where Invested Capital is defined as follows:

	Shareholders equity
Plus	Long-term debt
Plus	Short-term portion of long-term debt
Plus	Accrued pension liability
Minus	Cash
Minus	Non-operating investments (investment in kaleo, Inc.; Harbinger Capital Special Situations Fund, L.P. and investment real estate property)

ROIC for 2013 is calculated as follows:

($ millions, except percentages)	Year Ended December 31, 2013	
Income from Ongoing Operations		$ 37.3 *
Pension expense	13.7	
Less: Service Costs	(3.8)	
Taxes (31%)	(3.1)	
Pension expense excluding service costs, net of taxes		6.8
Interest expense	2.9	
Taxes (31%)	(0.9)	
Interest Expense, net of tax		2.0
Adjusted Net Income from Ongoing Operations (a)		$ 46.1

	December 31, 2012	December 31, 2013	Average
Shareholders equity	$ 372.3	$ 402.7	$ 387.5
Long-term debt	128.0	139.0	133.5
Short-term portion of long-term debt	-	-	-
Accrued pension liability	83.3	42.5	62.9
Less: Cash	(48.8)	(52.6)	(50.7)
Less: Non-operating investments			-
Investment in kaleo, Inc.	(33.7)	(37.1)	(35.4)
Investment in Harbinger Capital Special Situations Fund, L.P.	(3.6)	(2.8)	(3.2)
Investment in real estate property	(6.9)	(5.9)	(6.4)
Invested Capital (b)			$ 488.2
ROIC (a) / (b)			9.4%

* See Note 3 for additional detail and a reconciliation of this non-GAAP financial measure.

Tredegar CORPORATION

Tredegar CORPORATION



2013 Annual Financial Results

February 2014